UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2021

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 663-6900

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	PKI	The New York Stock Exchange
1.875% Notes due 2026	PKI 21A	The New York Stock Exchange
0.600% Notes due 2021	PKI 21B	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 7, 2021, PerkinElmer, Inc. (the “Company”) and Oxford Immunotec Global PLC (“Oxford”) issued a joint announcement announcing the execution of an Implementation Agreement (the “Implementation Agreement”) by and among the Company, Oxford and PerkinElmer (UK) Holdings Limited, under which the Company will acquire Oxford (the “Acquisition”) on the terms and conditions therein. A copy of the joint announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Announcement issued by the Company and Oxford on January 7, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

Important Information Will Be Filed with the SEC

Further details of the Acquisition and the U.K. High Court of Justice-sanctioned scheme of arrangement under Part 26 of the U.K. Companies Act 2006 between Oxford and its shareholders under which the Acquisition will be implemented (the “Scheme”) will be contained in the scheme document to be dispatched to (among others) Oxford’s shareholders and the proxy statement which will be filed with the United States Securities and Exchange Commission (“SEC”) and mailed to Oxford shareholders, copies of which will also be posted along with notices of the court meeting and general meeting and the forms of proxy. The scheme document and proxy statement will contain important information about the Company, Oxford, the Acquisition and related matters. Investors and security holders are urged to read the scheme document and proxy statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the scheme document and proxy statement and other documents filed with the SEC by the Company and Oxford through the web site maintained by the SEC at www.sec.gov, or free of charge from Oxford at www.oxfordimmunotec.com or by directing a request to Oxford at mtmclaughlin@oxfordimmunotec.com. Any voting decision or response in relation to the Acquisition should be made solely on the basis of the scheme document and the proxy statement.

The Company and Oxford, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Implementation Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the fiscal year ended December 29, 2019 and its proxy statement dated March 11, 2020, which are each filed with the SEC. Information regarding Oxford’s directors and executive officers is contained in Oxford’s Form 10-K for the fiscal year ended December 31, 2019 and its proxy statement dated April 29, 2020, which are each filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Implementation Agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the scheme document and proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements made herein contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to each company’s customers and end-markets, and plans concerning business development opportunities, acquisitions and divestitures. Words such as “believes,” “intends,” “anticipates,” “plans,” “expects,” “projects,” “forecasts,” “will,” “may,” “could” and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on the management of each company’s current assumptions and expectations and no assurances can be given that their assumptions or expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. These factors include, without limitation: the failure of all of the closing conditions of the proposed Acquisition to be satisfied, including receipt of requisite approvals by Oxford’s shareholders, and the sanction of the Scheme by the Court, which conditions may not be satisfied or waived; uncertainties as to the timing of the consummation of the Acquisition and the ability of each party to consummate the Acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the Implementation Agreement; the effect of the announcement or pendency of the proposed Acquisition on the Company’s or Oxford’s business, operating results, and relationships with customers, suppliers, competitors and others; risks that the proposed Acquisition may disrupt the Company’s or Oxford’s current plans and business operations; potential difficulties retaining employees as a result of the proposed Acquisition; risks related to the diverting of management’s attention from the Company’s or Oxford’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company or Oxford related to the Implementation Agreement or the proposed Acquisition; markets into which the parties sell products declining or not growing as anticipated; effect of the COVID-19 pandemic on sales and operations of the parties; fluctuations in the global economic and political environments; the ability of the parties to execute acquisitions (including the Acquisition) and license technologies, or to successfully integrate acquired businesses and licensed technologies; the failure of the Company or Oxford to maintain compliance with applicable government regulations; regulatory changes; the failure of the Company or Oxford to comply with healthcare industry regulations; economic, political and other risks associated with foreign operations; the ability to retain key personnel; significant disruption in information technology systems, or cybercrime; the ability of the Company to obtain future financing; the United Kingdom’s withdrawal from the European Union; the ability of the Company to realize the full value of Oxford’s intangible assets; significant fluctuations in the stock price of the Company or Oxford; and other factors which are described under the caption “Risk Factors” in the most recent quarterly report on Form 10-Q and in other filings with the SEC of each of the Company and Oxford.

The information contained in the Company’s filings with SEC, including in the Company’s Form 10-K for the fiscal year ended December 29, 2019 identifies other important factors that could cause actual results to differ materially from those stated in or implied by the forward-looking statements herein.

The information contained in Oxford’s filings with SEC, including in Oxford’s Form 10-K for the year ended December 31, 2019 identifies other important factors that could cause actual results to differ materially from those stated in or implied by the forward-looking statements herein.

The Company’s and Oxford’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon forward-looking statements. We anticipate that subsequent events and developments will cause our views to change. However, while the Company or Oxford may elect to update these forward-looking statements at some point in the future, each of the Company and Oxford specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s or Oxford’s views as of any later date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: January 7, 2021	By:	/s/ Joel S. Goldberg
Joel S. Goldberg
Senior Vice President, Administration, General Counsel and Secretary